UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 13, 2009
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     Lions Gate Entertainment Corp. (the “Company”) is filing this Current Report on Form 8-K to show the effects of the adoption of Financial Accounting Standards Board (“FASB”) Staff Position APB 14-1 (“FSP APB 14-1”), Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) on the accounting for certain of our convertible notes in our historical annual financial information included in our Annual Report on Form 10-K for the year ended March 31, 2009 (the “2009 Form 10-K”) filed on June 1, 2009. The information in this Current Report on Form 8-K is not an amendment to or restatement of the 2009 Form 10-K.
     As previously disclosed in the 2009 Form 10-K, in May 2008, the FASB issued FSP APB 14-1, which requires that issuers of certain convertible debt instruments that may be settled in cash upon conversion, including partial cash settlement, separately account for the liability component and the equity component (i.e., the embedded conversion option) and recognize the accretion of the resulting discount on the debt as interest expense. The adoption of FSP APB 14-1 has no impact on our debt service payments. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 and for interim periods within those fiscal years. Early adoption was not permitted. FSP APB 14-1 is required to be applied retrospectively to convertible debt instruments within its scope that were outstanding during any period presented in the financial statements issued after the effective date. The adoption of FSP APB 14-1 affected the accounting for:
•	our 2.9375% convertible senior subordinated notes issued October 2004 (the “October 2004 2.9375% Notes”); and

•	our 3.625% convertible senior subordinated notes issued February 2005 (the “February 2005 3.625% Notes”).
     The retrospective application of FSP APB 14-1 affected our historical annual financial information for the fiscal years 2005 through 2009 for the October 2004 2.9375% Notes and the February 2005 3.625% Notes, which were outstanding at March 31, 2009. A summary of the impact of the retrospective application of FSP APB 14-1 on certain previously reported line items is included in Note 2 to our Financial Statements and Supplementary Data included in Exhibit 99.5 to this Current Report on Form 8-K.
     The impact of the adoption of these standards is reflected in the following sections of our 2009 Form 10-K, which have been revised and are included as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 (collectively, the “Exhibits”) to this Current Report on Form 8-K:
•	Part I, Item 1A. Risk Factors (Exhibit 99.1);

•	Part II, Item 6. Selected Consolidated Financial Data (Exhibit 99.2);

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (Exhibit 99.3);

•	Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk (Exhibit 99.4); and

•	Part II, Item 8. Financial Statements and Supplementary Data (Exhibit 99.5).
     The historical annual financial information reflecting the retrospective application of FSP APB 14-1 included in the Exhibits is incorporated by reference in its entirely in this Current Report on Form 8-K and supersedes in its entirety the historical financial information contained in those sections of the 2009 Form 10-K.
     This Current Report on Form 8-K is being filed for the purpose described above and only affects the items to the 2009 Form 10-K specified above. All other information in the 2009 Form 10-K remains unchanged. Neither this Current Report on Form 8-K nor the Exhibits hereto reflect any events or developments occurring after June 1, 2009 (the date on which the Company filed the 2009 Form 10-K) or modify or update the disclosures in the 2009 Form 10-K that may have been affected by subsequent events. Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K and the filings made by Lions Gate Entertainment Corp. with the Securities and Exchange Commission subsequent to the filing of the 2009 Form 10-K, including our Quarterly Report on Form 10-Q, our Current Reports on Form 8-K and any amendments to those filings. In our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, we adjusted the unaudited condensed consolidated financial statements for the quarter ended June 30, 2008 to reflect the retrospective application of FSP APB 14-1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Part I, Item 1A (Risk Factors) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009
99.2	Part II, Item 6 (Selected Consolidated Financial Data) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009
99.3	Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009
99.4	Part II, Item 7A (Quantitative and Qualitative Disclosures about Market Risk) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009
99.5	Part II, Item 8 (Financial Statements and Supplementary Data) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2009	LIONS GATE ENTERTAINMENT CORP.
/s/ James Keegan
James Keegan
Chief Financial Officer